                                                                    EXHIBIT 10.1

                              FIRST AMENDMENT TO
                          REVOLVING CREDIT AGREEMENT
                          --------------------------

     THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Amendment") is made and entered into as of the 1st day of June, 1998, by and among CROSS TIMBERS OIL COMPANY, a Delaware corporation ("Company"), and the Banks that are signatories hereto (collectively, the "Banks").

                                   RECITALS.
                                   ---------

     A. Company, Morgan Guaranty Trust Company of New York, as Administrative Agent for Banks, NationsBank, N.A., successor in interest by merger to NationsBank of Texas, N.A., as Syndication Agent for Banks, Chase Bank of Texas, N.A., as Documentation Agent for Banks, and Banks have entered into that certain Revolving Credit Agreement, dated as of April 17, 1998 (the "Loan Agreement").

     B. Company and Banks desire to amend the Loan Agreement as hereinafter set forth in order to, among other things, (i) amend the definition of Permitted Margin Debt and (ii) amend Section 9.04 of the Loan Agreement.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                  Definitions
                                  -----------

     Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II
                                   Amendments
                                   ----------

     2.01. Amendment to Article I. Effective as of the date hereof, the defined term Permitted Margin Debt as set forth in Article I of the Loan Agreement is amended in its entirety and the following shall be substituted therefor:

               " 'Permitted Margin Debt' shall mean Indebtedness of Company and its Subsidiaries that is secured by Capital Stock in publicly traded companies engaged primarily in the oil and gas industry, CRT Units and Non-CT Royalty Trust Units that are owned by Company and its Subsidiaries up to an aggregate amount at any one time outstanding of (i) $40,000,000 plus (ii) that unused or available portion of the Indebtedness permitted by subclause (xi) of Section 9.01 hereof that is secured by Capital Stock in publicly traded companies engaged primarily in the oil and gas industry, CRT Units and Non-CT Royalty Trust Units that are owned by Company and its Subsidiaries."


     2.02.     Amendment to Section 9.04.  Effective as of the date hereof,
Section 9.04 of the Loan Agreement is amended in its entirety and the following shall be substituted therefor:

               "9.04. Limitation on Investments. Company will not, and will not permit any Subsidiary to, make or have outstanding any Investments in any Person, except for (i) Investments in (a) Capital Stock of publicly traded companies engaged primarily in the oil and gas industry and (b) Non-CT Royalty Trust Units, provided that the aggregate cost of all Investments which are outstanding pursuant to this subclause (i) at any time shall not exceed $75,000,000; (ii) Investments in CRT Units; (iii) Company's stock ownership in the Subsidiaries and, if formed, Company's units in the Proposed Royalty Trust,
(iv) Temporary Cash Investments, and (v) such other "cash equivalent" investments as Majority Banks may from time to time approve; provided, further, that Company will not, and will not permit any Subsidiary to, make any Investments if (i) an Event of Default exists hereunder or, with the lapse of time and the giving of notice or both, an Event of Default would exist hereunder, (ii) the making of such Investment would cause an Event of Default hereunder, or (iii) a Borrowing Base Deficiency exists hereunder."


                                  ARTICLE III
                              Condition Precedent
                              -------------------

     The effectiveness of this Amendment is subject to the condition precedent that Company and Majority Banks shall have duly and validly executed and delivered a counterpart of this Amendment to Administrative Agent.


                                   ARTICLE IV
                                   No Waiver
                                   ---------

     Except as specifically provided in this Amendment, nothing contained in this Amendment shall be construed as a waiver by Banks of any covenant or provision of the Loan Agreement, the other Loan Papers, or of any other contract or instrument between Company and Banks, and the failure of Banks at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Banks to thereafter demand strict compliance therewith. Banks hereby reserve all rights granted under the Loan Agreement, the other Loan Papers, this Amendment and any other contract or instrument between Company and Banks.

                                   ARTICLE IV
                 Ratifications, Representations and Warranties
                 ---------------------------------------------

     4.01. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Papers, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Papers are ratified and confirmed and shall continue in full force and effect. Company and Banks agree that the Loan Agreement and the other Loan Papers, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     4.02. Representations, Warranties and Agreements. Company hereby represents and warrants to Banks that (a) the execution, delivery and performance of this Amendment has been authorized by all requisite corporate action on the part of Company and will not violate the Articles/Certificate of Incorporation or Bylaws of Company; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Papers are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; and (d) Company is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Papers, as amended hereby.

                                   ARTICLE V
                            Miscellaneous Provisions
                            ------------------------

     5.01. Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Loan Papers, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Papers, and no investigation by Agents or any Bank or any closing shall affect the representations and warranties or the right of Agents or any Bank to rely upon them.

     5.02. Reference to Loan Agreement. Each of the Loan Agreement and the other Loan Papers, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Papers to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

     5.03. Expenses of Agents. As provided in the Loan Agreement, Company agrees to pay on demand all reasonable costs and expenses incurred by Agents in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the costs and fees of Agent's legal counsel, and all reasonable costs and expenses incurred by Banks in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Papers, including, without, limitation, the reasonable costs and fees of Agents' legal counsel. Company shall not be responsible for the cost or expense of legal counsel of any other Bank in connection with the preparation, execution and delivery of this Amendment.

     5.04.     Severability.   Any provision of this Amendment held by a court
of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     5.05. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Banks and Company and their respective successors and assigns.

     5.06. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     5.07. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     5.08. Applicable Law. THIS AMENDMENT AND ALL OTHER LOAN PAPERS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS UNLESS THE LAWS GOVERNING NATIONAL BANKS SHALL HAVE APPLICATION.

     5.09. Final Agreement. THE LOAN AGREEMENT AND THE OTHER LOAN PAPERS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED.
THE LOAN AGREEMENT AND THE OTHER LOAN PAPERS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY COMPANY AND BANKS.

     IN WITNESS WHEREOF, this Amendment has been executed in multiple originals and is effective as of the date first above-written.


                          [SIGNATURE PAGES TO FOLLOW]

                              COMPANY:
                              -------

                              CROSS TIMBERS OIL COMPANY,
                              a Delaware corporation


                              By:   JOHN O'REAR
                                    -----------------------------------------
                                    John O'Rear, Vice President and Treasurer

                              BANKS:
                              -----

                              MORGAN GUARANTY TRUST COMPANY
                                 OF NEW YORK

                              By:   JOHN G. KOWALCZUK
                                    ----------------------------------
                                    John G. Kowalczuk, Vice President



                              NATIONSBANK, N.A.

                              By:   J. SCOTT FOWLER
                                    ----------------------------------
                                    J. Scott Fowler, Vice President



                              CHASE BANK OF TEXAS, N.A.

                              By:   DALE S. HURD
                                    ----------------------------------
                                    Dale S. Hurd, Senior Vice President



                              BANKBOSTON, N.A.

                              By:   R. STEPHEN SCHAUER
                                    ----------------------------------
                              Name: R. Stephen Schauer
                                    ----------------------------------
                              Title:  Vice President
                                    ----------------------------------



                              WELLS FARGO BANK (TEXAS), N.A.

                              By:   CHARLES D. KIRKHAM
                                    ----------------------------------
                                    Charles D. Kirkham, Vice President

                              FROST NATIONAL BANK, as the surviving
                              bank by merger of Overton Bank and Trust, N.A., effective May 29, 1998

                              By:   W.H. ADAMS
                                    ----------------------------------
                                    W.H. (Bill) Adams, III, Senior Vice
                                       President



                              ABN-AMRO BANK N.V.
                              HOUSTON AGENCY

                              By:   W. BRYAN CHAPMAN
                                    ----------------------------------
                              Name: W. Bryan Chapman
                                    ----------------------------------
                              Title:  Group Vice President
                                    ----------------------------------

                              By:   STUART MURRAY
                                    ----------------------------------
                              Name: Stuart Murray
                                    ----------------------------------
                              Title:  Vice President
                                    ----------------------------------



                              BANK OF MONTREAL

                              By:   J. B. WHITMORE
                                    ----------------------------------
                              Name: J. B. Whitmore
                                    ----------------------------------
                              Title:  Director
                                    ----------------------------------



                              THE BANK OF NEW YORK

                              By:   RAYMOND J. PALMER
                                    ----------------------------------
                              Name: Raymond J. Palmer
                                    ----------------------------------
                              Title:  Vice President
                                    ----------------------------------

                              BANQUE PARIBAS

                              By:   MIKE FIUZAT
                                    ----------------------------------
                                    Mike Fiuzat, Vice President

                              By:   BRIAN M. MALONE
                                    ----------------------------------
                              Name: Brian M. Malone
                                    ----------------------------------
                              Title:  Director
                                    ----------------------------------



                              CREDIT LYONNAIS NEW YORK BRANCH

                              By:   PHILIPPE SOUSTRA
                                    ----------------------------------
                                    Philippe Soustra, Senior Vice President



                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION

                              By:   RONALD E. McKAIG
                                    ----------------------------------
                              Name:  Ronald E. McKaig
                                    ----------------------------------
                              Title:  Vice President
                                    ----------------------------------



                              FIRST UNION NATIONAL BANK

                              By:   ROBERT R. WETTEROFF
                                    ----------------------------------
                                    Robert R. Wetteroff
                                    Senior Vice President



                              BANK ONE, TEXAS, N.A.

                              By:   JOHN S. WARREN
                                    ----------------------------------
                                    John S. Warren, Vice President

                              NATEXIS Banque

                              By:   TIMOTHY L. POLVADO
                                    ----------------------------------
                                    Timothy L. Polvado, Vice President

                              By:   ERIC DITGES
                                    ----------------------------------
                                    Eric Ditges, Assistant Vice President



                              THE BANK OF NOVA SCOTIA

                              By:   F. C. H. ASHBY
                                    ----------------------------------
                              Name:  F. C. H. Ashby
                                    ----------------------------------
                              Title:  Senior Manager, Loan Operations
                                    ----------------------------------



                              COMERICA BANK-TEXAS

                              By:   DAVID L. MONTGOMERY
                                    ----------------------------------
                                    David L. Montgomery, Vice President